UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2019

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated	Common Stock without par value	PEG	New York Stock Exchange
PSEG Power LLC	8 5/8% Senior Notes, due 2031	PEG31	New York Stock Exchange

Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On June 20, 2019, PSEG Fossil LLC (“Fossil”) and PSEG Power Fuels LLC (“Power Fuels” and together with Fossil, the “Sellers”), direct wholly owned subsidiaries of PSEG Power LLC (“Power”), entered into a Purchase Agreement (the “Purchase Agreement”) with Chief Conemaugh II, LLC and Chief Keystone II, LLC (collectively, the “Buyers”) relating to the sale by the Sellers of their ownership interests in the Keystone and Conemaugh generation facilities and related assets, including the assumption by the Buyers of related liabilities. The transaction is targeted to close during the second half of 2019, subject to customary closing conditions and regulatory approvals.

As a result of the transaction, the Seller’s ownership interests in the Keystone and Conemaugh generation facilities and related assets will no longer be classified as held for use in accordance with accounting principles generally accepted in the United States. In the second quarter of 2019, Public Service Enterprise Group Incorporated (“PSEG”) and Power expect to recognize a one-time pre-tax impairment charge of $375 million to $415 million as the anticipated sale price is less than the current book value.

To the extent required by applicable rules, PSEG and Power will file one or more amendments to this Current Report on Form 8-K as details of any additional costs and charges are finalized.

Certain of the matters discussed in this Current Report on Form 8-K that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K.

Item 2.06 Material Impairments

The information contained in Item 2.05 is incorporated into this Item 2.06 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK Vice President and Controller (Principal Accounting Officer)

Date: June 21, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC (Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK Vice President and Controller (Principal Accounting Officer)

Date: June 21, 2019

3